SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: May 13, 2003
(Date of earliest event reported)



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

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               DELAWARE                    333-100848             51-0362653
   (State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
            Incorporation)                   Number)         Identification No.)


                        8400 Normandale Lake Blvd. 55437
                              Suite 250 (Zip Code)
                             Minneapolis, Minnesota
                         (Address of Principal Executive
                                    Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.

               On or about May 29, 2003, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

               In connection with the expected sale of the Series 2003-KS4, the Registrant has been advised by Bear, Stearns & Co. and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain collateral information (the "Collateral Term Sheets) with respect to the underwritten certificates, (the "Underwritten Certificates") which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates. Any difference between the collateral information on the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.




Item 7. Financial Statements. Pro Forma Financial Information and Exhibits


         (a) Financial Statements.

                Not applicable.

         (b) Pro Forma Financial Information.

                Not applicable.

         (c)    Exhibits


               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description

1              99                   Collateral Term Sheets
                                    Bear, Stearns & Co.

2              99                   Collateral Term Sheets
                                    Residential Funding Securites Corp

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 RESIDENTIAL      ASSET     SECURITIES
                                 CORPORATION


                                 By:      /s/Benita Bjorgo
                                 Name:    Benita Bjorgo
                                 Title:   Vice President


Dated:  May 13, 2003

                                  EXHIBIT INDEX



               Item 601(a) of   Sequentially
Exhibit        Regulation S-K   Numbered
Number.        Exhibit No.      Description                  Page

1              99               Collateral Term Sheets   Filed Electronically
                                Bear, Stearns & Co

2              99               Collateral Term Sheets
                                Residential Funding Securites Corp